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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 1, 2006

CHINA PHARMA HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	0-29523	73-1564806
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2ND Floor, No. 17, Jinpan Road Haikou, Hainan Province China		570216
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	+86 898 6681 8282

TS ELECTRONICS, INC.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 5 - Corporate Governance and Management

5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 1, 2006, 2006, the Board of Directors of the Registrant increased the size of the Board from one to three and elected Zhilin Li and Xinhua Wu as directors to serve until the next annual meeting of shareholders and until their successors are elected and qualified.

There is no arrangement or understanding between the new directors and any other persons.  The committees of the Board of Directors will consist of three persons, Heung Mei Tsi, Zhilin Li and Xinhua Wu.  There have not been any transactions during the last two years to which the Registrant was a party and in which either of the two new directors has or is to have a direct or indirect material interest.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 1, 2006, the Registrant a filed a Certificate of Amendment to its Articles of Incorporation in the State of Delaware.  The Amendment became effective immediately upon filing.  The Amendment effected the following changes:

•

it increased the  authorized common stock of the Registrant from 30,000,000 shares of common stock, par value $0.001 per share, to 60,000,000 shares of common stock, par value $0.001 per share;

•

it changed the name of the Registrant from TS Electronics, Inc. to China Pharma Holdings, Inc.; and

•

it increased the number of directors of the Registrant from one to not less than three nor more than nine, with the exact number to be fixed from time to time by vote of the entire Board of Directors.

A complete copy of the Amendment to the Certificate of Incorporation, which was filed as Annex A to the definitive Schedule 14C filed by the Registrant with the SEC on March 28, 2006, is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit 99 - Certificate of Amendment to Certificate of Incorporation of TS Electronics, Inc. -- incorporated by reference to Annex A to the definitive Schedule 14C of the Registrant filed with the SEC on March 28, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the under his signature.

CHINA PHARMA HOLDINGS, INC.
(Registrant)
Date	May 3, 2006
/s/ Zhilin Li
		Name:	Zhilin Li
		Title:	President and Chief Executive Officer